EXHIBIT 32(b)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with Cavalier Homes, Inc. (the “Company”) Annual Report on Form 10-K for the period ended December 31, 2006 (“Report”), the undersigned certifies that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2007	By:	/s/ Michael R. Murphy
Michael R. Murphy Chief Financial Officer